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                                                                   Exhibit 10.14

                       SECOND AMENDMENT TO LEASE AGREEMENT

         AMENDMENT dated February 6, 1995 to Lease Agreement dated the 23rd day of April, 1992 between 2315 Broadway Realty Co. (the "Landlord") and The Princeton Review, Inc. (the "Tenant"), as amended (the "Lease").

                               W I T N E S E T H:

         WHEREAS, the Landlord and the Tenant desire to further amend the Lease to provide for the Tenant to lease a portion of the western half of the fourth floor not previously demised under the Lease, formerly occupied by Atcom, (the "New Fourth Floor West Premises"), of the building (the "Building") known as 2315 Broadway, New York, NY in which the premises that are demised under the Lease are situated, all as set forth on Exhibit A annexed hereto, and to otherwise amend the Lease, and all on the terms herein and in the Lease set forth,

         NOW, THEREFORE, In consideration of the premises and the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Each capitalized term used herein and not defined shall have the definition set forth in the Lease.

         2. (a) The New Fourth Floor West Premises shall be included in the demised premises under the Lease for all purposes under the Lease, except to the extent that any provision in the Lease pertains only to the premises demised under the original Lease, or the first amendment thereto, including, without limitation, Articles 64, 122, 125, 136(c) (subject to Section 9 below), and 137, which Articles shall not apply to any premises demised under this Amendment. Subject to Section 6 hereof, the term of the Lease with respect to the New Fourth Floor West Premises shall commence on February 1, 1995 and expire on January 31, 2005.

                  (b) The term under the Lease shall be extended until January 31, 2005.

         3. (a) The minimum annual base rent for the New Fourth Floor West Premises shall be payable as provided in the Lease as follows:

         From February 1, 1995 to January 31, 1996 $40,000.00 per annum;

         From February 1, 1996 to January 31, 1997 $41,000.00 per annum;

         From February 1, 1997 to January 31, 1998 $42,000.00 per annum;

         From February 1, 1998 to January 31, 1999 $43,000.00 per annum;

         From February 1, 1999 to January 31, 2000 $44,000.00 per annum;
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         From February 1, 2000 to January 31, 2001 $45,000.00 per annum;

         From February 1, 2001 to January 31, 2002 $46,000.00 per annum;

         From February 1, 2002 to January 31, 2003 $47,000.00 per annum;

         From February 1, 2003 to January 31, 2004 $48,000.00 per annum; and

         From February 1, 2004 to January 31, 2005 $49,000.00 per annum.

                  (b) The minimum annual base rent for the original premises on the northern side of the third floor shall be payable as provided in the Lease as follows:

         From July 1, 2002 to June 30, 2003 $104,000.00 per annum;

         From July 1, 2003 to June 30, 2004 $106,400.00 per annum;

         From July 1, 2004 to January 31, 2005 $108,800.00 per annum, prorated for seven months.

                  (c) The minimum annual base rent for the New Third Floor Premises (as defined in the first amendment) shall be payable as provided in the Lease as follows: from March 1, 2004 to January 31, 2005, $110,743.00.

                  (d) The minimum annual base rent for the Fourth Floor Premises (as defined in the first amendment) shall be payable as provided in the Lease as follows: from March 1, 2004 to January 31, 2005, $24,000.00.

         4. In applying Article 134 to the New Fourth Floor West Premises, the percentage shall be 6.25%, and with regard to the New Fourth Floor West Premises, under Article 134 the Base Tax Year shall be the 1994/1995 New York City fiscal year.

         5. The lease of the New Fourth Floor West Premises shall become effective upon the earlier of the date that the Architect certifies that the Landlord's New Work (hereinafter defined) on the New Fourth Floor West Premises is substantially complete or Tenant's taking possession thereof. The "Architect" is the architect who prepares the plans and specifications for the Landlord's New Work.

         6. The Tenant shall have the option from time to time to cancel and terminate the Lease with respect to any of the following: the premises demised under the original Lease, the New Third Floor Premises, the Fourth Floor Premises and/or the New Fourth Floor West Premises, effective upon any date from and after February 1, 2000, on the following conditions: Tenant shall send written notice to the Landlord at least six months prior to the effective termination/cancellation date (TIME BEING OF THE ESSENCE) by registered or certified mail,

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return receipt requested, specifying the portion of the premises demised under the Lease with respect to which the Lease is to be canceled and the date set for cancellation. Such option may be exercised with respect to different spaces at different times. Upon notice properly given under this paragraph 6, provided Tenant shall have made the appropriate payment set forth below, then the Lease shall terminate with respect to the portion of the premises specified in the notice as if the termination date were the date initially set forth herein for the expiration of the lease of that portion of the premises. The payments are as follows:



                                         EFFECTIVE DATE BETWEEN            PAYMENT
Original third floor north
premises:                                2/1/00 to 1/31/01                 $62,500
                                         2/1/01 to 1/31/02                 $37,500
                                         2/1/02 to 1/31/03                 $12,500
                                         2/1/03 to 1/31/05                   $-0-

New Third Floor Premises:                2/1/00 to 1/31/01                 $100,000
                                         2/1/01 to 1/31/02                 $75,000
                                         2/1/02 to 1/31/03                 $50,000
                                         2/1/03 to 1/31/04                 $25,000
                                         2/1/04 to 1/31/05                   $-0-

Fourth Floor Premises:                   2/1/00 to 1/31/01                 $16,000
                                         2/1/01 to 1/31/02                 $12,000
                                         2/1/02 to 1/31/03                  $8,000
                                         2/1/03 to 1/31/04                  $4,000
                                         2/1/04 to 1/31/05                   $-0-

New Fourth Floor West Premises:
                                         2/1/00 to 1/31/01                 $62,500
                                         2/1/01 to 1/31/02                 $50,000
                                         2/1/02 to 1/31/03                 $37,500
                                         2/1/03 to 1/31/04                 $25,000
                                         2/1/04 to 1/31/05                 $12,500

In the event of any such cancellation, Landlord shall construct a new demising wall that shall, on the side facing into the premises demised under the Lease, match the decor of the premises demised under the Lease.

         7. The Landlord shall at its own cost and expense: (a) perform the renovations in the demised premises in accordance with the plans, notes and specifications attached hereto, (b) install independent meters (i.e. meters billed directly by the utility company to Tenant) for the New Fourth Floor
West Premises, all in accordance with the plans and specifications annexed hereto, (c) if Tenant takes for its own use the Fourth Floor Premises, then upon Tenant's request, install an interior stairway as designed by Tenant's architect connecting the Fourth Floor

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Premises to the third floor similar in quality and design to the interior improvements then existing in such premises, and (d) install panic bar on the door to the rear stairwell, install new light fixtures and increase lighting, clean, sand, plaster, and repaint rear stairwell, and (e) refurbish bathrooms and replace all existing tiles, mirrors and other fixtures (other than toilets and sinks), as reasonably specified by Tenant (collectively, the "Landlord's New Work"). The representations, warranties and covenants of the Landlord in Section 136(c) of the Lease shall apply to the Landlord's New Work, as if set forth hereat in full, with reference thereto. Section 123 of the original Lease and
Section 7 of the first amendment are hereby deleted.

         8. From and after the effective date under Section 5 above, Tenant shall pay monthly water and sewer charges and miscellaneous charges as follows: for the New Third Floor Premises $35.00 and $50.00, respectively, for the New Fourth Floor West Premises $10.00 and $12.50, respectively, for the Fourth Floor Premises $5.00 and $5.00, respectively.

         9. Except as amended hereby the Lease remains unamended and in full force and effect and is hereby ratified and confirmed.



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         IN WITNESS WHEREOF, the Tenant has caused this Amendment to be executed by its duly authorized officer, and the Landlord has caused this Amendment to be executed by its duly authorized general partner, as of the date first above written.

                                              THE PRINCETON REVIEW, INC.


                                              By: /s/ Mark Chernis
                                                 -------------------------------
                                                   Mark Chernis, Vice President

                                              2315 BROADWAY REALTY CO.


                                              By: /s/ Jeffrey Smith
                                                 -------------------------------
                                                   Jeff Smith, General Partner



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